SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   January 28, 1997
                                                       -------------------------

                           U.S.B. HOLDING CO., INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                        1-5027                   36-3197969
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


100 Dutch Hill Road, Orangeburg, New York                      10962
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(Address of principal executive offices)                    (Zip Code)


                                (914) 365-4600
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             (Registrant's telephone number, including area code)

ITEM 5. Other Events

     On January 28, 1997, U.S.B. Holding Co., Inc. (the "Company") issued a press release announcing its earnings for the year and quarter ended December 31, 1996.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

        Description                                           Exhibit No.
        -----------                                           -----------
        Press Release of U.S.B. Holding Co., Inc.
        issued January 28, 1997                                   99

                            U.S.B. HOLDING CO., INC.

                         SELECTED FINANCIAL INFORMATION
                 (in thousands, except ratios and share amounts)

                                         Year Ended               Three Months Ended
                                         December 31,                December 31,
                                     1996           1995          1996         1995
                                  -----------   -----------   -----------   -----------
Consolidated summary
   of operations:
   Interest income                $    57,216   $    49,692   $    15,573   $    13,247
   Interest expense                    27,601        24,318         7,685         6,439
                                  -----------   -----------   -----------   -----------
   Net interest income                 29,615        25,374         7,888         6,808
   Provision for loan losses           (2,275)       (1,200)         (600)         (500)
   Non-interest income                  4,208         3,628         1,738           929
   Gain on sale of Royal Oak
      Savings Bank, F.S.B                --           3,520          --           3,520
   Net security gains                     819           167           227            43
   Non-interest expense               (18,179)      (17,851)       (5,052)       (4,911)
                                  -----------   -----------   -----------   -----------
   Income before income taxes          14,188        13,638         4,201         5,889
   Provision for income taxes           4,774         4,311         1,337         1,837
                                  -----------   -----------   -----------   -----------
   Net income                     $     9,414   $     9,327   $     2,864   $     4,052
                                  ===========   ===========   ===========   ===========
   Weighted average common and
     common equivalent shares
     outstanding                    6,512,997     6,304,758     6,529,111     6,388,595
   Common shares outstanding at
     period end                     6,183,036     6,146,978

Consolidated per share data:
   Net income per common and
     common equivalent share      $      1.40   $      1.43   $      0.43   $      0.62
   Cash dividends per common
     share                        $      0.30   $      0.28
   Book value at period end       $      8.67   $      7.75

Consolidated balance sheet
 data at period end:
   Securities available for sale  $   168,756   $   170,889
   Securities held to maturity         81,019        60,266
   Loans net of unearned
     income and fees                  503,511       391,341
   Allowance for loan losses            5,742         3,904
   Total assets                       803,451       678,783
   Deposits                           682,280       610,635
   Borrowings                          59,692        10,000
   Stockholders' equity           $    56,866   $    51,333

U.S.B. Holding Co., Inc.
Selected Financial Information
(in thousands, except ratios and per share amounts)

                                         Year Ended               Three Months Ended
                                         December 31,                December 31,
                                     1996           1995          1996         1995
                                  -----------   -----------   -----------   -----------
Consolidated average balance
   sheet data:
   Securities                     $   252,716   $   243,255   $   263,269   $   245,213
   Loans, net of unearned income
     and fees                         449,785       352,244       499,918       378,634
   Total assets                       751,376       655,147       810,043       672,102
   Deposits                           665,450       593,853       707,137       624,411
   Borrowings                          30,849        13,243        53,481        13,801
   Long-term debt qualifying
     as regulatory capital               --             710          --            --
   Stockholders' equity           $    52,534   $    44,408   $    53,928   $    48,185

Selected Financial Ratios:
  Return on Average Total Assets         1.25%         1.42%         1.41%         2.41%
  Return on Average Common
     Stockholders' Equity               18.60%        22.17%        22.07%        35.76%
 Net Interest Margin on a Tax
     Equivalent Basis                    4.43%         4.46%         4.31%         4.47%
 Efficiency Ratio                       51.09%        57.61%        50.31%        60.42%
 Tier 1 Capital Ratio                   10.45%        11.38%
 Total Risk Based Capital Ratio         11.50%        12.26%
 Leverage Ratio                          7.06%         7.43%
 Allowance for Loan Losses to
     Net Loans                           1.15%         1.01%
 Allowance for Loan Losses/
    Non performing Loans                70.98%        96.73%
 Net Charge-Offs to Average
    Net Loans                             .10%          .17%
 Nonperforming Assets to
    Total Assets                         1.09%          .73%

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          U.S.B. HOLDING CO., INC.


                                          By: /s/ Steven T. Sabatini
                                              ----------------------------------
                                              Steven T. Sabatini
                                              Executive Vice President, Finance
                                              and Chief Financial Officer
Date: January 28, 1997

                                 EXHIBIT INDEX

Exhibit No.                Description                    Sequential Page No.
-----------                -----------                    -------------------

   99                  Press Release of U.S.B.                    5
                       Holding Co., Inc. issued
                       January 28, 1997